BlackRock Money Market Portfolio

Prospectus	January 31, 2006,

as supplemented

October 2, 2006

The Money Market Portfolio is a portfolio of BlackRock FundsSM managed by BlackRock Institutional Management Corporation and is available to Westcore Investors for investment and exchanges.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Supplemental Instructions

for Westcore Investors

The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum dollar amount for checks written on a money market account is $250.  ■

Purchases, Redemptions & Exchanges

Minimum Initial and Subsequent Purchases:

There is a $1,000 minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $2,500* ($1,000 for participants in Retirement, Education Savings and UGMA/UTMA Accounts). The minimum subsequent and automatic monthly investment for all accounts is $100.**

*	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums. $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.
**	The Westcore Automatic Investment Plan does not assure a profit and does not protect against a loss in a declining market.

Regular Transactions:

Purchases and redemptions by mail should be sent to Westcore Funds as follows:

Via Regular Mail:	Via Express/Overnight Mail:
Westcore Funds	Westcore Funds
P.O. Box 44323	1625 Broadway, Suite 2200
Denver, CO 80201	Denver, CO 80202

Please make checks payable to Westcore Funds. Purchases by check will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. Please note that cash, credit card checks, travelers checks, money orders, instant loan checks, third party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases. Westcore reserves the right to reject any purchase order. Signature guarantees may be required for certain transactions.

(Continued on inside back cover)

The above are supplemental transaction instructions and are not part of the prospectus.

Introduction

This is the BlackRock Money Market Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). If necessary, please refer to the important definitions of frequently used terms below.

This prospectus contains information on the BlackRock Money Market fund.  ■

Important Definitions

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Introduction

(continued)

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Westcore, that provide support to their customers who own shares of the Fund.

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC (BlackRock).

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Institutional Management Corporation.

Table of Contents

Information

About

BlackRock

Money Market

Portfolio

BlackRock Money Market Portfolio	4
Key Risks	5
Expenses and Fees	8
Financial Highlights	9

About Your

Investment

Buying/Selling Shares	10
The Fund’s Rights	18
Management	18
Dividends and Distributions	20
Taxation of Distributions	20

BlackRock Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the fund may invest in:

1)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)	Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)	Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

BlackRock Money Market Portfolio

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund’s Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund’s securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer’s creditworthiness declines or when the rate of inflation increases, although they’re generally less sensitive to such changes than longer-term securities.

Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if

BlackRock Money Market Portfolio

(continued)

borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

BlackRock Money Market Portfolio

Risk/Return Information

The chart and table below give you a picture of the fund’s long-term perfor-mance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Best Quarter Q3 ’00: 1.54% Worst Quarter Q2 ’04: 0.11%

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Money Market Return Before Taxes	2.60%	1.30%	1.79%	3.46%	10/04/89
*	The chart and the table both assume reinvestment of dividends and distributions.
[1]	Inception date of the fund’s oldest class(es).

BlackRock Money Market Portfolio

(continued)

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.43%
Other expenses		.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses		.86%
Fee waivers and expense reimbursements*		.14%
Net expenses*		.72%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .72% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service Class of the fund are estimated to be .71%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$260	$463	$1,048

BlackRock Money Market Portfolio

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

Financial Highlights

(For a Service Share Outstanding Throughout Each Period)

	Money Market Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.0203	0.0054	0.0073	0.0156	0.0466

Total from investment operations	0.0203	0.0054	0.0073	0.0156	0.0466

Less distributions
Distributions from net investment income	(0.0203)	(0.0054)	(0.0073)	(0.0156)	(0.0466)

Total distributions	(0.0203)	(0.0054)	(0.0073)	(0.0156)	(0.0466)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.05%	0.54%	0.74%	1.57%	4.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$411,831	$374,441	$431,854	$567,574	$853,306
Ratios of expenses to average net assets
Net expenses	0.72%	0.71%	0.72%	0.72%	0.72%
Total expenses	0.96%	0.93%	0.94%	0.91%	0.90%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	2.02%	0.54%	0.74%	1.60%	4.66%
Before advisory/administration fee waivers	1.78%	0.32%	0.53%	1.41%	4.49%
[1]	Audited by other auditors.

About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer’s account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer’s ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling the Fund at (800) 441-7762.

What Price Per Share Will You Pay?

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although the fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The fund’s investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC Inc. (PFPC), the Fund’s transfer agent. You may place a purchase order for the fund by telephoning the Fund at (800) 441-7762 before 12:30 p.m. (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open (business day). If your order is received before 12:30 p.m. (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for an order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).

About Your Investment

NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. The fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is closed due to an emergency.

Paying For Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund’s custodian. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

About Your Investment

(continued)

Under the Plan, the Fund pays shareholder servicing fees to Westcore, whereby Westcore provides support services to its customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee to Westcore of up to .25% per year of the average daily net asset value of Service Shares of the fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Westcore may provide one or more of the following services to its customers who own Service Shares:

(1)	Responding to customer questions on the services performed by Westcore, and investments in Service Shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Westcore pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Westcore, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional

About Your Investment

charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Westcore, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Westcore for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning the Fund at (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to

About Your Investment

(continued)

the redeeming institution on the same business day, provided that the fund’s custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund may redeem for cash some or all of their shares of the fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

About Your Investment

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

About Your Investment

(continued)

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or

About Your Investment

other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified retirement plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

About Your Investment

(continued)

The Fund’s Rights

The Fund may:

•	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

•	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph of the section “Selling Shares” above,

•	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

•	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts With Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of

About Your Investment

The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was 0.24%.

The maximum annual advisory fees that can be paid to BlackRock on behalf of the fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.450%
$1 billion-$2 billion	.400%
$2 billion-$3 billion	.375%
more than $3 billion	.350%

A discussion of the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of the fund at the levels shown in the fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following receipt of a waiver or reimbursement, the operating expenses of the share class are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the

About Your Investment

(continued)

fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net income investment and net realized capital gains.

Distributions of net investment income derived by the fund are declared daily and paid monthly within ten business days after the end of the month. The Fund’s

Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 pm (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 pm (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these investments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund’s “net capital gain” will be taxed to share- holders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short term capital gains will generally be taxed to shareholders as ordinary income.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

About Your Investment

When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about Federal, state and local tax consequences of owning shares of the Fund.

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

(Continued from inside front cover)

Purchases, Redemptions & Exchanges    (Continued)

Wire, Telephone, and Exchange Procedures:

Wire purchases, telephone redemptions and exchanges will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. An order will not be accepted unless payment is received by Westcore in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore’s net asset value determination next occurring after the net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio’s net asset value determination next occurring after your Westcore account is processed. Please call 1-800-392-CORE (2673) for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.

Automated Transactions:

You may place transactions or access your account automatically through the Westcore Trans@ction Center located at www.westcore.com or through the Westcore Automated Service Line at 1-800-392-CORE (2673).

Annual Small Balance Account Maintenance Fee:

Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $750. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with Westcore in multiple accounts (multiple accounts must have the same social security number to qualify).

Shareholder Reports:

Westcore Funds will deliver a single copy of the Money Market Portfolio’s financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201.

Westcore Investor Service Representative:

For additional information on these or other options, please call a Westcore Investor Service Representative toll free at 1-800-392-CORE (2673), or visit the Westcore website at www.westcore.com.  ■

This material must be accompanied or preceded by a prospectus.

Please read it carefully before investing or sending money.

The above are supplemental transaction instructions and are not part of the prospectus.

1625 Broadway, Suite 2200

Denver, CO 80202

1-800-392-CORE (2673)

www.westcore.com

Westcore Funds are distributed by

ALPS Distributors, Inc.

Annual/Semi-Annual Reports for the Fund

These reports contain additional information about each of the funds’ investments. The annual report lists portfolio holdings, and includes the funds’ financial statements.

Statements of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, please call the Fund at (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

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